As filed with the Securities and Exchange Commission on January 29, 1998

                                          Registration No. 333-35571

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                             AMENDMENT NO. THREE TO
                                   FORM S-3

                         Registration Statement Under
                          THE SECURITIES ACT OF 1933

                                RENTECH, INC.

             (Exact name of Registrant as specified in charter)
                Colorado                                       84-0957421

  (State or Other Jurisdiction of                        (I.R.S. Employer
   Incorporation or Organization)                     Identification No.)

  1331 17th Street, Suite 720, Denver, Colorado 80202      (303) 298-8008
  (Address, including zip code and telephone number, including area code, of Registrant's principal executive offices and intended principal place of business)

            Dennis L. Yakobson, President
            1331 17th St. Suite 720
            Denver, Colorado  80202                  (303) 298-8008
            (Name, address and telephone number of agent for service)

             Copy to:  Loren L. Mall, Esq.
                       Brega & Winters P.C.
                       1700 Lincoln Street, Suite 2222
                       Denver, Colorado  80203

      Approximate date of commencement of proposed sale to the public:
           As soon as practicable after the effective date hereof.

       If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /


  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

               CALCULATION OF REGISTRATION FEE

Title of Shares         Amount to be    Proposed Maximum      Proposed Maximum      Amount of
to be Registered        Registered(1)   Offering Price        Aggregate Offering    Registration
                                        per Unit(2)           Price                 Fee
----------------        -------------   ----------------      ----------------      ------------

Common Stock            5,295,303       $0.31                 $1,641,544            $566.05

Common Stock Under-       719,500       $0.31                 $  223,045            $ 76.91
lying Stock Purchase
Warrants

Common Stock Under-       392,215       $1.03                 $  404,472            $139.47
lying Stock Purchase
Warrants added in
Amendment No. Two

Total                   6,409,018                             $2,269,061            $782.43

<F1>        Subject to adjustment pursuant to the anti-dilution provisions as allowed by Rule 416.
<F2>        Average of the closing bid and asked prices as quoted on NASDAQ within five days of the respective filing dates, pursuant to Rule 457(c).  Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c).

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date or dates as the Commission, acting pursuant to said Section 8(a), may determine.


    Item 16.  Exhibits.

    The following exhibits are filed as part of this Registration
  Statement:

  Exhibit                                                                                    Sequential
Number         Document                                                                    Page Number
-------        --------                                                                    -----------
EX-1           Form of Certificate of Selling Shareholders (incorporated by reference from Registrant's Form S-3 Registration Statement No. 333-35571,
               Exhibit 1, filed with the Securities and Exchange Commission on
               September 12, 1997).

EX-3.1(i).1    Restated and Amended Articles of Incorporation, dated January 4, 1991
               (incorporated herein by reference from the exhibits to Amendment
               No. 2 to Registrant's Form S-18 Registration Statement No. 33-37150-D
               filed with the Securities and Exchange Commission on January 18, 1991).

EX-3.1(i).2    Articles of Amendment dated April 5, 1991 to the Restated and Amended
               Articles of Incorporation (incorporated herein by reference from the exhibits to Registrant's Current Report on Form 8-K dated August 10,
               1993 filed with the Securities and Exchange Commission).


EX-3.3         Bylaws as amended, (incorporated herein by reference from the exhibits to Registrant's Form S-18 Registration Statement No. 33-37150-D filed with the Securities and Exchange Commission on January 18, 1991).

EX-4           Form of Warrant to Purchase Shares of Common Stock (incorporated herein by reference from the exhibits to Registrant's Registration Statement
               No. 333-11567 filed with the Securities and Exchange Commission on
               September 6, 1996).

EX-5           Opinion of Brega & Winters, P.C. (incorporated by reference from
               Registrant's Form S-3 Registration Statement No. 333-35571, Exhibit 5,
               filed with the Securities and Exchange Commission on September 12, 1997).

EX-10.1        Profit Sharing Plan (incorporated herein by reference from the exhibits to Registrant's Form S-18 Registration Statement No. 33-37150-D filed with the Securities and Exchange Commission on or about October 30, 1990).

EX-10.2        1990 Stock Option Plan (incorporated herein by reference from the exhibits to the Company's Registration Statement No. 33-37150-D filed with the Securities and Exchange Commission on Form S-18 dated
               April 12, 1992).

EX-10.3        1994 Stock Option Plan (incorporated herein by reference from the exhibits to Post-Effective Amendment No. 5 to Registrant's Form S-18
               on Form SB-2 Registration Statement No. 33-37150-D filed with the
               Securities and Exchange Commission on or about September 19, 1994).

EX-10.4        1996 Stock Option Plan (incorporated herein by reference from the exhibits to Registrant's Current Report on Form 8-K dated December 18,
               1996 filed with the Securities and Exchange Commission).

EX-10.5        Employment Contracts with Charles B. Benham, Dennis L. Yakobson and
               Ronald C. Butz dated November 14, 1994 (incorporated herein by refer-
               ence from the exhibits to Registrant's Current Report on Form 8-K dated
               November 14, 1994 filed with the Securities and Exchange Commission).

EX-10.6        Articles of Organization of ITN Electronic Substrates LLC dated August 4,
               1997 (incorporated herein by reference from the exhibits to Registrant's
               Amendment No. One on Form 10-KSB/A dated October 31, 1997 to Form 10-KSB for the Transition Period ended September 30, 1996).

EX-10.7        License to Donyi  Polo Petrochemicals Pty dated June 25, 1994
               (incorporated herein by reference from the exhibits to Registrant's
               Amendment No. One on Form 10-KSB/A dated October 31, 1997 to Form 10-KSB for the Transition Period ended September 30, 1996).

EX-23.1        Consent of Independent Certified Public Accountants.

EX-23.2        Consent of Brega & Winters P.C. (included in Exhibit 5) (incorporated herein by reference from the exhibits to Registrant's Registration
               Statement No. 333-35571 filed with the Securities and Exchange Commission on September 12, 1997).

EX-99.1        Letter of Intent between Rentech, Inc. and ITN Energy Systems, Inc. dated
               October 17, 1996 (incorporated herein by reference from the exhibits to
               Registrant's Current Report on Form 8-K/A dated November 7, 1996 filed with the Securities and Exchange Commission).

EX-99.2        Report of Independent Certified Public Accountants (incorporated herein by reference from the exhibits to Registrant's Annual Report on Form
               10-KSB for the fiscal year ended September 30, 1997 and for the nine months ended September 30, 1996, filed with the Securities and Exchange
               Commission on December 29, 1997).

                                                          PAGE 3
  Item 17.  Undertakings.

  I.     (a)  The undersigned Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
            Statement:

                 (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                 (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and shall be governed by the final adjudication of such issue.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 29th day of January, 1998.

                              RENTECH, INC.



                               (signature)
                         By:  ---------------------------------
                              Dennis L. Yakobson, President

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                   Title                         Date
---------                   -----                         ----


(signature)
-------------------------   President, Chief Executive    January 29, 1998
Dennis L. Yakobson          Officer and Director



(signature)
-------------------------   Director                      January 29, 1998
Mark S. Bohn
by Dennis L. Yakobson,
attorney in fact



(signature)
-------------------------   Vice President, Chief         January 29, 1998
Ronald C. Butz              Operating Officer,
By Dennis L. Yakobson,      Secretary and Director
attorney in fact



(signature)
-------------------------   Director                      January 29, 1998
Erich W. Tiepel
by Dennis L. Yakobson
attorney in fact



(signature)
-------------------------   Vice President-Finance, and   January 29, 1998
James P. Samuels            Chief Financial Officer

                                         EXHIBIT INDEX
Exhibit                                                                                   Sequential
Number         Document                                                                   Page Number
EX-1           Form of Certificate of Selling Shareholders (incorporated by reference from Registrant's Form S-3 Registration Statement No. 333-35571,
               Exhibit 1, filed with the Securities and Exchange Commission on
               September 12, 1997).

EX-3.1(i).1    Restated and Amended Articles of Incorporation, dated January 4, 1991
               (incorporated herein by reference from the exhibits to Amendment
               No. 2 to Registrant's Form S-18 Registration Statement No. 33-37150-D
               filed with the Securities and Exchange Commission on January 18, 1991).

EX-3.1(i).2    Articles of Amendment dated April 5, 1991 to the Restated and Amended
               Articles of Incorporation (incorporated herein by reference from the exhibits to Registrant's Current Report on Form 8-K dated August 10,
               1993 filed with the Securities and Exchange Commission).

EX-3.3         Bylaws as amended, (incorporated herein by reference from the exhibits to Registrant's Form S-18 Registration Statement No. 33-37150-D filed with the Securities and Exchange Commission on January 18, 1991).

EX-4           Form of Warrant to Purchase Shares of Common Stock (incorporated herein by reference from the exhibits to Registrant's Registration Statement
               No. 333-11567 filed with the Securities and Exchange Commission on
               September 6, 1996).

EX-5           Opinion of Brega & Winters, P.C. (incorporated by reference from
               Registrant's Form S-3 Registration Statement No. 333-35571, Exhibit 5,
               filed with the Securities and Exchange Commission on September 12, 1997).

EX-10.1        Profit Sharing Plan (incorporated herein by reference from the exhibits to Registrant's Form S-18 Registration Statement No. 33-37150-D filed with the Securities and Exchange Commission on or about October 30,
               1990).

EX-10.2        1990 Stock Option Plan (incorporated herein by reference from the exhibits to the Company's Registration Statement No. 33-37150-D filed with the Securities and Exchange Commission on Form S-18 dated
               April 12, 1992).

EX-10.3        1994 Stock Option Plan (incorporated herein by reference from the exhibits to Post-Effective Amendment No. 5 to Registrant's Form S-18
               on Form SB-2 Registration Statement No. 33-37150-D filed with the
               Securities and Exchange Commission on or about September 19, 1994).

EX-10.4        1996 Stock Option Plan (incorporated herein by reference from the exhibits to Registrant's Current Report on Form 8-K dated December 18,
               1996 filed with the Securities and Exchange Commission).

EX-10.5        Employment Contracts with Charles B. Benham, Dennis L. Yakobson and
               Ronald C. Butz dated November 14, 1994 (incorporated herein by reference from the exhibits to Registrant's Current Report on Form 8-K dated November 14, 1994 filed with the Securities and Exchange
               Commission).

EX-10.6        Articles of Organization of ITN Electronic Substrates LLC dated August 4,
               1997 (incorporated herein by reference from the exhibits to Registrant's
               Amendment No. One on Form 10-KSB/A dated October 31, 1997 to Form 10-KSB for the Transition Period ended September 30, 1996).

EX-10.7        License to Donyi Polo Petrochemicals Pty dated June 25, 1994
               (incorporated herein by reference from the exhibits to Registrant's
               Amendment No. One on Form 10-KSB/A dated October 31, 1997 to Form 10-KSB for the Transition Period ended September 30, 1996).


                                                                         PAGE 7

EX-23.1        Consent of Independent Certified Public Accountants.

EX-23.2 Consent of Brega & Winters P.C. (included in Exhibit 5) (incor-porated herein by reference from the exhibits to Registrant's
               Registration Statement No. 333-35571 filed with the Securities and
               Exchange Commission on September 12, 1997).

EX-99.1        Letter of Intent between Rentech, Inc. and ITN Energy Systems, Inc.
               dated October 17, 1996 (incorporated herein by reference from the exhibits to Registrant's Current Report on Form 8-K/A dated November 7,
               1996 filed with the Securities and Exchange Commission).

EX-99.2        Report of Independent Certified Public Accountants (incorporated herein by reference from the exhibits to Registrant's Annual Report on
               Form 10-KSB for the fiscal year ended September 30, 1997, and for the nine months ended September 30, 1996, filed with the Securities and Exchange Commission on December 29, 1997).


                             APPENDIX

   On the Prospectus cover there is a red herring running vertically on the left-hand side of the page. It reads as follows:

   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.